UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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NOBLE ROMAN’S, INC.
(Name of Registrant as Specified in Its Charter)

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NOBLE ROMAN’S, INC.
ONE VIRGINIA AVENUE, SUITE 300
INDIANAPOLIS, INDIANA 46204
 (317) 634-3377

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 19, 2017

To the Shareholders of Noble Roman’s, Inc.:

We are hereby notifying you that a special meeting of the shareholders of Noble Roman’s, Inc., an Indiana corporation (“Noble Roman’s” or the “Company”), will be held at 11:00 a.m. local time on January 19, 2017, at Noble Roman’s, Inc. Corporate Headquarters, One Virginia Avenue, Suite 300, Indianapolis, Indiana 46204 (the “Special Meeting”), for the following purposes:

1.
To vote upon a proposal to adopt an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock, without par value (“Common Stock”), from 25,000,000 shares to 40,000,000 shares; and
2.
To transact any other business that is properly brought before the Special Meeting or any adjournment or postponement thereof.
Noble Roman’s board of directors recommends the approval of the proposal being presented at the Special Meeting as being in the best interest of the Company and its shareholders. Noble Roman’s board of directors has fixed the close of business on December 1, 2016 as the record date to determine the shareholders who are entitled to notice of, and to vote at, the Special Meeting (the “Record Date”). Only holders of record of Noble Roman’s Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

The proxy statement of the Company is being mailed along with a proxy card simultaneously herewith. This proxy statement is deemed incorporated by reference in and forms a part of this notice. Please read carefully this proxy statement as it summarizes the information that you need to know in order to submit your proxy or cast your vote at the Special Meeting.

Your vote is important to the Company and the Company’s business. Whether or not you plan to attend the annual meeting in person, please promptly complete, sign, date and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. You may revoke your proxy in the manner described in the proxy statement at any time before the proxy has been voted at the Special Meeting. If you sign and send in your proxy card and do not indicate how you want to vote, your proxy will be counted as a vote “FOR” the matters considered at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on January 19, 2017 – the Company’s Proxy Statement is available at www.nobleromans.com under the heading “Investor Relations.”

By Order of the Board of Directors of Noble Roman’s, Inc.

December 7, 2016	By:	/s/ Paul W. Mobley
Paul W. Mobley
Executive Chairman and Chief Financial Officer

TABLE OF CONTENTS

General	1
Purpose of Special Meeting	1
Board Recommendation	1
Record Date for Voting and Shares Outstanding	2
Quorum	2
Required Vote	2
Discretionary Proposal	2
How to Vote	2
Revocability of Proxies	3
Solicitation of Proxies	3
Proposal One: Approval of Amendment to Articles of Incorporation to Increase Authorized Shares of Common Stock	4
Principal Shareholders and Security Ownership of Management	6
Shareholder Proposals for 2017 Annual Meeting	7
Other Matters	8
Appendix A: Articles of Amendment of the Articles of Incorporation	A-1

NOBLE ROMAN’S, INC.
ONE VIRGINIA AVENUE, SUITE 300
INDIANAPOLIS, INDIANA 46204
(317) 634-3377

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
 TO BE HELD ON JANUARY 19, 2017

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Noble Roman’s, Inc., an Indiana corporation (“Noble Roman’s”, “we”, “our”, “us” or the “Company”), for use at the special meeting of shareholders to be held on January 19, 2017, at 11:00 a.m., local time, at Noble Roman’s, Inc. Corporate Headquarters, One Virginia Avenue, Suite 300, Indianapolis, Indiana 46204 (the “Special Meeting”) and at any adjournment or postponement thereof. This proxy statement, the notice of special meeting and the accompanying proxy form were first mailed to the holders of our common stock on or about December 7, 2016.

PURPOSE OF THE SPECIAL MEETING

The purpose of the Special Meeting is for Noble Roman’s shareholders to consider and vote upon:

1.
A proposal to adopt an amendment to the Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of the Company’s common stock, without par value (“Common Stock”), from 25,000,000 shares to 40,000,000 shares (the “Amendment”); and
2.
Such other business that is properly brought before the Special Meeting or any adjournment or postponement thereof.

The changes to the Articles of Incorporation that would be enacted if the Amendment is adopted are set forth in Appendix A to this proxy statement.

BOARD RECOMMENDATION

The board of directors of the Company recommends a vote “FOR” the proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 shares to 40,000,000 shares (“Proposal One”).

RECORD DATE FOR VOTING AND SHARES OUTSTANDING

Only holders of record of Noble Roman’s Common Stock at the close of business on December 1, 2016 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Holders of Common Stock on the Record Date are entitled to one vote for each share held on each matter to be voted upon at the Special Meeting. As of the Record Date, 20,783,032 shares of our Common Stock were issued and outstanding and there were approximately 263 holders of record of our Common Stock.

QUORUM

The Company’s Amended and Restated By-Laws (the “By-Laws”) provide that the holders of a majority of the Company’s outstanding shares of stock entitled to vote at the meeting, present in person or represented by proxy shall constitute a quorum for the transaction of business at the meeting. Abstentions and “broker non-votes” will be counted as present for the purpose of determining the presence of a quorum.

REQUIRED VOTE

The Amendment as provided in Proposal One will be approved if the votes cast favoring Proposal One (“FOR” vote) exceed the votes cast opposing Proposal One. You may vote for, against, or abstain on the Amendment. An abstention will not count as a vote against Proposal One.

DISCRETIONARY PROPOSAL

If you are the beneficial owner and hold your shares in street name and do not provide your bank, broker or other nominee that holds your shares with voting instructions, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Your bank, broker or other nominee may vote your shares in its discretion on “routine” matters. The proposal to be considered at the Special Meeting is considered a “routine” matter. This means that your bank, broker or other nominee may vote in its discretion on Proposal One on your behalf if you have not furnished voting instructions.

HOW TO VOTE

If your shares are registered directly in your name on the Company’s books you are considered a shareholder of record with respect to those shares, and the notice of Special Meeting was sent to you directly by the Company. As the shareholder of record, you have the right to vote the shares in person or submit a proxy to have them voted at the Special Meeting.

If your shares are held in a brokerage account, bank, broker-dealer, trust or similar organization, you are considered the beneficial owner of those shares held in street name, and the notice of Special Meeting was forwarded to you by that organization. As the beneficial owner, you may also submit a proxy or cause your shares to be voted by following the voting instruction form provided. Under the rules that govern brokers who are voting shares held in street name, brokers have the discretion to vote those shares on “routine” matters, such as Proposal One. If your shares are held in street name, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker or nominee that holds the shares giving you the right to vote the shares at the Special Meeting.

Your vote is very important to us and we hope that you will attend the Special Meeting. However, whether or not you plan to attend the Special Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction form (from your broker or other intermediary).

REVOCABILITY OF PROXIES

If you are a shareholder of record and executed a proxy, you may revoke your proxy and change your vote at any time before the Special Meeting by: (1) delivering to us another proxy bearing a later date; (2) submitting written notice of the revocation to our corporate secretary; or (3) personally appearing at the Special Meeting and casting a contrary vote.

Beneficial owners of our Common Stock who are not holders of record and wish to revoke their proxies should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to revoke their proxies, and may not revoke their proxies by one of the methods set forth above.

SOLICITATION OF PROXIES

We will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. Our directors, officers and employees also may solicit proxies personally or by telephone or other means, but they will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, may be requested to distribute proxy materials to beneficial owners and will be reimbursed by us for their reasonable expenses incurred in sending proxy materials to beneficial owners.

PROPOSAL ONE

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Currently, the Company’s Articles of Incorporation authorize the issuance of up to 25,000,000 shares of Common Stock. The Company has not sought to authorize additional shares of Common Stock under the Articles of Incorporation since 2000.

The board of directors of the Company recommends that shareholders of the Company approve an amendment to Article V of the Articles of Incorporation to increase Noble Roman’s number of authorized shares of Common Stock from 25,000,000 shares to 40,000,000 shares. The additional shares of Common Stock would have rights identical to the currently outstanding shares of Common Stock. The board of directors of the Company directed that the Amendment be submitted for approval by shareholders at a Special Meeting. The Amendment will be approved if the votes cast favoring Proposal One (“FOR” vote) exceed the votes cast opposing Proposal One.

As of the Record Date, 20,783,032 shares of Common Stock were issued and outstanding and an aggregate of 2,997,667 shares were reserved for issuance under our existing equity compensation plans.

As previously disclosed in the Company’s Current Report on Form 8-K filed November 8, 2016, the Company issued certain convertible promissory notes (the “Notes”) in an aggregate principal amount of $950,000 and warrants (the “Warrants”) to purchase up to 950,000 shares of the Common Stock to certain accredited investors, including Paul W. Mobley, the Company’s Executive Chairman, Chief Financial Officer and a director of the Company, and Herbst Capital Management, LLC, the principal of which is Marcel Herbst, a director of the Company. The Company may issue additional Notes of up to $1,050,000 and additional Warrants to purchase up to 1,050,000 shares of Common Stock. The Notes are convertible at any time into Common Stock at a conversion price of $0.50 per share (subject to anti-dilution adjustment). Subject to certain limitations, upon 30 days’ notice the Company may require the Notes to be converted into Common Stock if the daily average weighted trading price of the Common Stock equals or exceeds $1.50 per share for a period of 30 consecutive trading days. The Warrants expire three years from the date of issuance and provide for an exercise price of $1.00 per share of Common Stock (subject to anti-dilution adjustment). Subject to certain limitations, the Company may redeem the Warrants at a price of $0.001 per share of Common Stock subject to the Warrant upon 30 days’ notice if the daily average weighted trading price of the Common Stock equals or exceeds $2.00 per share for a period of 30 consecutive trading days. Divine Capital Markets LLC served as the placement agent for the offering of the Notes and Warrants (the “Placement Agent”). The Company also has agreed to issue to the Placement Agent a Warrant to purchase up to 10% of the aggregate shares of Common Stock represented by the investors’ Warrants at an exercise price per share equal to $1.20. The Company believes the issuance of the Notes and Warrants were beneficial market-based capital transactions that provided the Company with significant capital resources to pursue its business plan.

By their terms, the Notes and Warrants require the Company to reserve approximately 6,000,000 shares of Common Stock for issuance pursuant to such instruments. Without the increase in authorized shares provided by the Amendment, the Company does not currently have sufficient shares authorized to (1) reserve the shares issuable upon conversion or exercise of the Notes and Warrants, as the case may be, (2) pursue opportunities described below using Noble Roman’s Common Stock and (3) enter into certain other transactions that the board of directors of the Company may determine are in the best interests of the Company and its shareholders.

In addition to providing a sufficient number of shares for issuance pursuant to the Notes and Warrants, the Amendment is intended to provide the Company with greater flexibility in considering and planning for future corporate needs, such as future financings, compensation plans, business acquisitions, potential strategic transactions and other general corporate purposes from time to time as the board of directors of the Company may approve. For example, the Company could issue additional shares of Common Stock in the future in connection with one or more of the following:

●
Acquisitions;
●
Partnerships, collaborations and other similar transactions;
●
Financing transactions, such as public or private offerings of Common Stock or convertible securities;
●
Debt or equity restructuring or refinancing transactions;
●
Stock dividends; or
●
Any other proper corporate purposes;

in each case, subject to any additional shareholder approval required by applicable law.

An increase in the number of authorized shares of our Common Stock may make it more difficult to, or discourage an attempt to, obtain control of our Company by means of a takeover bid that the board of directors of the Company determines is not in our best interest or that of our shareholders. However, the board of directors of the Company does not intend or view the proposed increase in the number of authorized shares of our Common Stock as an anti-takeover measure.

As to the general effect upon the rights of existing shareholders, holders of Common Stock of the Company do not have preemptive rights to subscribe to additional securities which may be issued by the Company. Additionally, the Amendment will not affect the number of shares of preferred stock authorized, which is 5,000,000 shares.

If the Amendment is approved by the shareholders at the Special Meeting, the Articles of Amendment will be filed with the Secretary of State of the State of Indiana to effect the Amendment as soon as practicable after the Special Meeting. The form of the Articles of Amendment that would be enacted if the Amendment is adopted is set forth in Appendix A to this proxy statement.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of the most recent practicable date, there were 20,783,032 shares of the Company’s Common Stock outstanding. The following table sets forth certain information regarding the beneficial ownership of Common Stock as of the most recent practicable date, November 14, 2016, by: (a) each person or entity known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, based upon Company records or statements filed with the Securities and Exchange Commission; (b) each of the Company’s directors; (c) each of the Company’s named executive officers; and (d) all of the Company’s executive officers and directors as a group

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Common Stock(2)
Paul W. Mobley	3,529,368(3)	15.8%
A. Scott Mobley	1,601,245(4)	7.5
Douglas H. Coape-Arnold	424,239(5)	2.0
Marcel Herbst	1,235,000(6)	5.8
James Bales	125,000(7)	*
Troy Branson	450,000(8)	2.2
All executive officers and directors as a group (6 persons)	7,364,852	30.3%
_____________________________________
*Less than one percent

(1)
All shares owned directly with sole investment and voting power, unless otherwise noted.

(2)
The percentage calculations are based upon 20,783,032 shares of the Company’s common stock issued and outstanding as of the most recent practicable date and, for each officer or director of the group, the number of shares subject to options, warrants or conversion rights.

(3)
The total includes 1,273,333 shares of common stock subject to options granted under a stock option plan, 200,000 shares issuable upon conversion of convertible notes and 100,000 shares issuable upon exercise of warrants. Mr. Mobley’s address is One Virginia Avenue, Suite 300, Indianapolis, IN 46204.

(4)
The total includes 608,334 shares of common stock subject to options granted under a stock option plan. Mr. Mobley’s address is One Virginia Avenue, Suite 300, Indianapolis, IN 46204.

(5)
The total includes 410,000 shares of common stock subject to options granted under a stock option plan.

(6)
The total includes 35,000 shares of common stock subject to options granted under a stock option plan, 400,000 shares issuable upon conversion of convertible notes and 200,000 shares issuable upon exercise of warrants.

(7)
The total includes 105,000 shares of common stock subject to options granted under a stock option plan.

(8)
The total includes 155,000 shares of common stock subject to options granted under a stock option plan.

SHAREHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING

If a shareholder wishes to have a proposal included in Noble Roman’s proxy statement for an annual meeting, the shareholder must satisfy the requirements established under our By-Laws and the requirements established by the Securities and Exchange Commission. Rule 14a-8 under the Securities Exchange Act of 1934, as amended, requires that shareholders requesting to have a proposal included in Noble Roman’s proxy statement for an annual meeting of shareholders must submit their proposal in writing to the Company at least 120 days before the anniversary date of the date Noble Roman’s proxy statement was released to shareholders for the prior year’s annual meeting. Therefore, any shareholder requesting to submit a proposal for inclusion in Noble Roman’s proxy statement for the 2017 annual shareholders’ meeting must deliver a proposal to the Secretary of the Company no later than December 30, 2016.

Any shareholder of the Company eligible to vote may also make shareholder proposals and nominations for the 2017 annual meeting outside of the process described above for proposals subject to Rule 14a-8.  In order to be considered at the 2017 annual meeting, all shareholder proposals, nominations and notifications submitted outside of the process described above for proposals subject to Rule 14a-8 must (1) comply with the procedures set forth in the Company’s By-Laws, and (2) be delivered to the Secretary of the Company no earlier than March 9, 2017 and no later than April 8, 2017.

OTHER MATTERS

The board of directors of the Company does not intend to bring any matter before the meeting other than as stated in this proxy statement, and the Company is not aware that any other matters will be presented for action at the meeting. If any other matter properly comes before the meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy. However, consistent with the Company’s By-Laws, the agenda for the Special Meeting is set and no additional matters may be submitted for consideration by our shareholders at the meeting, other than procedural issues such as adjournment, postponement or continuation. Whether or not you plan to attend the Special Meeting in person, please complete, sign, date and return the enclosed proxy form promptly.

By:	/s/ Paul W. Mobley
Paul W. Mobley,
Executive Chairman and Chief Financial Officer
December 7, 2016
Indianapolis, Indiana

APPENDIX A

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK (PROPOSAL ONE)

ARTICLES OF AMENDMENT
OF THE
ARTICLES OF INCORPORATION
OF
NOBLE ROMAN’S, INC.

Pursuant to I.C. 23-1-38-1 et seq. of
the Indiana Business Corporation Law

The undersigned officer of Noble Roman’s, Inc. (the “Corporation”), an Indiana Corporation incorporated on September 21, 1972 and existing under and pursuant to the provisions of the Indiana Business Corporation Law, as amended (the “Act”), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, does hereby certify the following facts:

FIRST: The exact text of Article V, Section 1 of the Corporation’s Articles of Incorporation shall read as follows:

Section 1. Number. The total number of shares which the Corporation has authority to issue is 40,000,000 shares without par value.

SECOND: The exact text of Article V, Section 2, Paragraph 1 of the Corporation’s Articles of Incorporation shall read as follows:

1. The class and number of shares within each class which the Corporation has authority to issue is 40,000,000 shares of common stock and 5,000,000 shares of preferred stock.

THIRD: Each Amendment was duly adopted by the shareholders of the Corporation on January 19, 2017.

FOURTH: The shareholders of the Corporation entitled to vote in respect to the amendments adopted the proposed amendments. The amendments were adopted by the vote of the shareholders of the Corporation during a Special Meeting called by the Board of Directors. The result of such vote is as follows:

FIFTH: The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation and the By-Laws of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Articles of Amendment to be signed by a duly authorized officer of the Corporation as of ______________.

Paul W. Mobley,
Executive Chairman and Chief Financial Officer

A-1

NOBLE ROMAN’S, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints A. Scott Mobley and Douglas Coape-Arnold , and each of them, with or without the other, true and lawful attorney(s), with full power of substitution for the undersigned and in the name, place and stead of the undersigned, to vote as designated below all of the shares of Common Stock, without par value, of Noble Roman’s, Inc. that the undersigned is entitled to vote at the January 19, 2017 Special Meeting of Shareholders of Noble Roman’s, Inc. to be held at the Noble Roman’s, Inc., One Virginia Avenue, Suite 300, Indianapolis, Indiana 46204, at 11:00 a.m., local time, January 19, 2017, and at any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMMON STOCK TO 40,000,000:

1.
Adopt an amendment to the Articles of Incorporation, as amended, to increase the number of authorized shares of the Common Stock, without par value, from 25,000,000 shares to 40,000,000 shares

[ ] FOR [ ] AGAINST [ ] ABSTAIN

This proxy also may be voted, in the discretion of the proxies, on any matter that may properly come before the meeting and any adjournment or postponement thereof.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted “FOR” the proposal listed above.

The undersigned acknowledges receipt of the Notice of the Special Meeting and the Proxy Statement.

Dated this 7th day of December, 2016.

PLEASE DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

Date_____________________________

Signature_________________________

Please date and sign in the exact name in which you own Noble Roman’s, Inc. Common Stock. Executors, administrators, trustees and others acting in a representative or fiduciary capacity should so indicate when signing.